Loss per share	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Loss per share
NOTE 35: LOSS PER SHARE
The loss per share is calculated by dividing loss for the year by the weighted average number of ordinary shares outstanding during the period. As the Group is incurring net losses, outstanding warrants have an anti-dilutive effect. As such, there is no difference between the basic and the diluted earnings per share. In case the warrants would be included in the calculation of the loss per share, this would decrease the loss per share.

(€’000)	As at December 31,
	2021	2020	2019
Loss of the year attributable to Equity Holders	(26 512)	(17 204)	(28 632)
Weighted average number of shares outstanding	15 604 014	13 942 344	12 523 166

Earnings per share (non-fully diluted) in €	(1.70)	(1.23)	(2.29)

Outstanding warrants	2 136 556	1 488 006	1 292 380